Equity	12 Months Ended
Mar. 31, 2019
Equity [Abstract]
EQUITY

NOTE 9 – EQUITY

Ordinary shares

When the Company was incorporated in British Virgin Islands on July 23, 2012, 50,000 ordinary shares were authorized and issued to the shareholders at a par value of $1.00 each. The 50,000 shares were allocated to previous capital contributions by the shareholders.

On March 15, 2018, the Board of Directors adopted a consent resolution to effectuate a forward stock split to sub-divide the original 50,000 issued ordinary shares of a nominal or par value of US$1 in the capital of the Company into 5,000,000 ordinary shares of a nominal or par value of US$0.01. Following such stock split, the Board of Directors on Mach 16, 2018, approved an increase of the authorized ordinary shares to 30,000,000 shares. On March 20, 2018, the Board of Directors adopted another consent resolution to decrease the issued and outstanding ordinary shares to 3,200,000, by way of share surrender by then existing shareholders on a pro rata basis and related cancelation. All the existing shareholders and directors of the Company consider the stock split of original 50,000 ordinary shares on March 15, 2018 and the subsequent reorganization of shares by way of share surrender on March 20, 2018 as part of the company's recapitalization to result in 3,200,000 ordinary shares issued and outstanding prior to completion of its initial public offering. The Company has retroactively restated all shares and per share data for all the periods presented pursuant to ASC 260. As a result, the Company had 30,000,000 authorized ordinary shares, $0.01 par value per share, of which 3,200,000 were issued and outstanding as of March 31, 2019 and 2018.

Statutory reserves

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC ("PRC GAAP"). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity's registered capital. Appropriations to the surplus reserve are made at the discretion of the Board of Directors. As of March 31, 2019 and 2018, the balance of statutory reserves was $222,180 and $217,001, respectively.

Non-controlling interest

On May 10, 2018, Fuzhou Huafu was incorporated under the law of PRC, of which Distance Learning owns 65% of ownership interest, and three individuals own 35% of ownership interest. One individual shareholder made RMB 75,000 (approximately $10,976) capital contribution in August 2018.

On September 28, 2018, Huaxia MOOC increased its subscription capital from RMB 5 million to RMB 6.25 million. In October 2018, one non- controlling shareholder made cash contribution of RMB 375,000 (approximately $54,192).